Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement, dated as of February 5, 2021 (this “Amendment”), is between Sumitomo Dainippon Pharma Co., Ltd., a company (Kabushiki Kaisha) incorporated under the laws of Japan (the “Lender”), and Urovant Sciences Ltd., an exempted company organized under the laws of Bermuda (the “Borrower” and, together with the Lender, the “Parties” and each, a “Party”).

PRELIMINARY STATEMENTS:

1.Reference is made to the Loan Agreement dated as of December 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), between the Lender and the Borrower.

2.The Borrower has requested that the Lender amend the Loan Agreement to, among other things, increase the maximum aggregate outstanding principal amount of the Loans thereunder to $425,000,000, in all cases subject to the terms and conditions set forth in this Amendment.

3.Capitalized terms used in this Amendment and not otherwise defined have the meanings set forth for such terms in the Loan Agreement.

AGREEMENT:

In consideration of the foregoing and the mutual agreements contained in this Amendment, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:

1.Amendments to Loan Agreement.  Preliminary Statement B of the Loan Agreement is amended by deleting such statement in its entirety and replacing it as follows:

The Borrower has requested the Lender provide it with loans in the maximum principal amount not to exceed $425,000,000 (the “Lender Commitment”).

2.Representations.  The Borrower makes the following representations to the Lender, which representations survive the execution and delivery of this Amendment:

(a)

The Borrower has all requisite power and authority and all material requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment;

(b)	the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary organizational action;
(c)

each of this Amendment and the Loan Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(d)	this Amendment has been duly executed and delivered by the Borrower;
(e)	the representations of the Borrower in the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date); and
(f)	no Default has occurred and is continuing.

3.Effectiveness.  This Amendment is effective on and as of the date when the last of the following conditions precedent has been satisfied in a manner satisfactory to the Lender:

(a)	each Guarantor has executed the consent and reaffirmation attached to this Amendment;
(b)	all representations of the Borrower set forth herein are true and correct in all respects;
(c)

the Lender has received such customary certificates of resolutions or other action, incumbency and other certification of the officers of the Loan Parties as the Lender may require evidencing the identity, authority and capacity of each officer authorized to act in connection with this Amendment;

(d)	the Lender has received opinions of counsel to the Loan Parties covering such customary matters as are required by the Lender;
(e)	the Borrower has paid all fees, costs and expenses (including legal fees and expenses) required to be paid by it to the Lender in connection herewith to the extent due; and
(f)	the Lender has received such other documents as the Lender may request.

4.Reaffirmations.  The Borrower reaffirms its covenants set forth in the Loan Agreement and the other Loan Documents.  Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification.  This Amendment and the Loan Agreement are to be read together as one document.  From and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or any other Loan Document to the Loan Agreement or to any term, condition or provision contained “thereunder,” “thereof,” “therein” or words of like import, means and are a reference to the Loan Agreement (or such term, condition or provision, as applicable) as amended, restated, supplemented or otherwise modified by this Amendment.

5.Successors and Assigns.  This Amendment is binding upon, and inures to the benefit of, the Parties and their respective successors and permitted assigns. The Borrower may not assign or transfer any of its interests or rights, or delegate its duties or obligations, under this Amendment, in whole or in part, without the Lender’s prior written consent.

6.Expenses.  The Borrower affirms and acknowledges that Section 8.2(b) of the Loan Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

7.Governing Law; Severability.  This Amendment is governed by, and construed in accordance with, the laws of the State of New York.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction is, as to such jurisdiction, ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions of this Amendment; and the invalidity of a particular provision in a particular jurisdiction does not invalidate such provision in any other jurisdiction

8.Counterparts.  This Amendment may be executed in counterparts (and by different Parties in different counterparts), each of which constitutes an original, but all of which when taken together constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission is as effective as delivery of a manually executed counterpart of this Amendment.

(Signature Pages Follow)

The Parties have executed and delivered this Amendment as of the date first above written.

UROVANT SCIENCES LTD.

By: /s/ James Robinson

Name: James A. Robinson

Title: Principal Executive Officer

[Signature Page to First Amendment to Loan Agreement]

SUMITOMO DAINIPPON PHARMA CO., LTD.

By: /s/ Hiroshi Nomura

Name: Hiroshi Nomura

Title: Representative Director, President and CEO

[Signature Page to First Amendment to Loan Agreement]

GUARANTOR CONSENT AND REAFFIRMATION

Reference is made to (a) the Guaranty dated as of December 27, 2019 (the “Guaranty”), made by each of the undersigned in favor of Sumitomo Dainippon Pharma Co., Ltd., a company (Kabushiki Kaisha) incorporated under the laws of Japan (the “Lender”), and (b) the First Amendment to Loan Agreement, dated as of February 5, 2021 (the “Amendment”), between the Lender and Urovant Sciences Ltd., an exempted company organized under the laws of Bermuda.  Capitalized terms used herein and not otherwise defined have the meanings set forth for such terms in the Guaranty.

Each of the undersigned guarantors of the Guaranteed Obligations hereby (a) consents to the Amendment, (b) reaffirms its obligations under the Guaranty, (c) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in the Guaranty and (d) reaffirms that its obligations under the Guaranty are separate and distinct from the obligations of any other party under the other Loan Documents.

Dated:February 5, 2021

(Signature Pages Follow)

[Guarantor Consent and Reaffirmation]

Each Guarantor has executed and delivered this Guarantor Consent and Reaffirmation as of the date first above written.

UROVANT SCIENCES GMBH

By: /s/ Sascha Bucher

Name: Sascha Bucher

Title: Director

[Signature Page to Guarantor Consent and Reaffirmation]

UROVANT HOLDINGS LIMITED

By: /s/ Mark Craig

Name: Mark Craig

Title: Director

[Signature Page to Guarantor Consent and Reaffirmation]

UROVANT SCIENCES, INC.

By: /s/ James Robinson

Name: James A. Robinson

Title: Chief Executive Officer

[Signature Page to Guarantor Consent and Reaffirmation]

UROVANT TREASURY HOLDINGS, INC.

By: /s/ James Robinson

Name: James A. Robinson

Title: Chief Executive Officer

[Signature Page to Guarantor Consent and Reaffirmation]

UROVANT SCIENCES TREASURY, INC.

By: /s/ James Robinson

Name: James A. Robinson

Title: Chief Executive Officer

[Signature Page to Guarantor Consent and Reaffirmation]